UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007 (December 16, 2007)

TETON ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

410 17th Street, Suite 1850
Denver, CO 80202
(Address of principal executive offices, including zip code)

(303) 565-4600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS.

Item 8.01. Other Events.

On December 16, 2007, Andrew N. Schultz, Vice President of Teton Energy Corporation (the “Company”), passed away. A copy of the Company’s press release announcing Mr. Schultz’s death is attached as Exhibit 99.1.

A replacement has not yet been named.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Not applicable.
(d)      Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated December 18, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: December 18, 2007	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated December 18, 2007